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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):       October 19, 1999
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                          THE STANDARD PRODUCTS COMPANY
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               (Exact name of registrant as specified in charter)

         Ohio                               1-2917              34-0549970
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(State or other jurisdiction             (Commission           (IRS Employer
   of incorporation)                     File Number)        Identification No.)

      2401 South Gulley Road, Dearborn, Michigan                  48124
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       (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:        (313) 561-1100
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                                 Not applicable
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         (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

                  On October 19, 1999 The Standard Products Company ("Standard") issued a press release announcing its results for its first fiscal quarter, which ended September 30, 1999. On October 21, 1999, Cooper Tire & Rubber Company ("Cooper") and Standard issued a press release that contains certain information related to the determination of the exchange ratio for shares of Standard that may be converted into shares of Cooper under the terms of the merger agreement by and among Cooper, CTB Acquisition Company, a wholly-owned subsidiary of Cooper, and Standard. These press releases are filed as Exhibits 99a and 99b to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (c)   Exhibits

                        99a     Press Release dated October 19, 1999

                        99b     Press Release dated October 21, 1999


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   THE STANDARD PRODUCTS COMPANY


Date: October 21, 1999             By: /s/ Ronald L. Roudebush
                                   Name: Ronald L. Roudebush
                                   Title: Vice Chairman of the Board and
                                          Chief Executive Officer